                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: MAY 28, 1998
                       (DATE OF EARLIEST EVENT REPORTED)

                              SHOP VAC CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      333-16453                      NEW JERSEY                  13-5609081
(COMMISSION FILE NUMBER)  (STATE OR OTHER JURISDICTION OF     (I.R.S. EMPLOYER
                           INCORPORATION OR ORGANIZATION)    IDENTIFICATION NO.)


                     2323 REACH ROAD, WILLIAMSPORT, PA 17701
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (717) 326-0502
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On May 28, 1998, Shop Vac Corporation, a privately held New Jersey corporation ("Shop Vac") closed the sale of its European operations to Glen Dimplex and certain of its affiliates ("Glen Dimplex"). In the transaction Shop Vac sold its capital stock ownership in Goblin Limited (a UK corporation), Goblin Ireland Limited (an Irish corporation), FAM Nederland B.V. (a Netherlands corporation), and Shop Vac Gesellschaft mbH (an Austrian corporation) and transferred the businesses of its French branch operation and of its German subsidiary, Shop Vac Vertriebs GmbH for approximately $7,500,000. Glen Dimplex also assumed certain liabilities of the French branch operation and of Shop Vac Vertriebs GmbH.

         Shop Vac Corporation is a leading North American manufacturer and marketer of consumer and industrial wet/dry vacuum cleaners and accessories and is headquartered in Williamsport, Pennsylvania.

         Glen Dimplex is a privately held Irish company which manufactures and distributes electric heating and small domestic appliances throughout the world.

         The Registrant is not aware of any material relationship between it or any of its directors or officers, or between any affiliate or the directors or officers of any affiliate, and Glen Dimplex that existed at the date of the disposition.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired.

     Not applicable.

(b)  Pro forma financial information.

Shop Vac Corporation and Subsidiaries

The following unaudited pro forma financial statements are presented for informational purposes only and do not purport to be indicative of the financial position which would actually have existed or the results of operations which would actually have been obtained if the transactions had occurred in the periods indicated below or which may exist or be obtained in the future. The ultimate use of the proceeds may differ from the assumptions used herein.

The following unaudited pro forma balance sheet as of March 31, 1998 gives effect to the disposal of the European Group and the related pro forma adjustments described in the accompanying notes. The balance sheet is presented as though the disposal occurred on March 31, 1998.

The following unaudited pro forma statements of operations for the year ended December 31, 1997 and the three months ended March 31, 1998 give effect to

         i. the elimination of the results of operations of Goblin Limited, Goblin Ireland Limited, FAM Nederland B.V., Shop Vac Gesellschaft mbH, Shop Vac Vertriebs GmbH and the French branch of Shop Vac (collectively "the European Group"), which were sold as described in the accompanying notes, and

         ii. the related pro forma adjustments described in the accompanying notes.

The pro forma results of operations are presented as though the disposal occurred on January 1 of each period.

These statements should be read in conjunction with the historical financial statements and accompanying notes of the Registrant.




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SHOP VAC CORPORATION AND SUBSIDIARIES

Pro Forma Balance Sheet (unaudited)
as of March 31, 1998

(dollars in thousands)

============================================================================================================================
Assets                                                      Shop Vac          European          Pro Forma          Shop Vac
                                                          Consolidated          Group          Adjustments        Pro Forma
----------------------------------------------------------------------------------------------------------------------------
Current Assets:
   Cash and cash equivalents .......................       $  26,696         ($    968)         $4,073 (a)        $  29,801
   Receivables, less allowance for doubtful
      accounts .....................................          24,226            (7,409)                              16,817
    Inventories ....................................          25,327            (7,858)                              17,469
    Prepaid expenses and other current assets ......           2,753            (1,467)                               1,286
    Deferred income taxes ..........................           4,637                                                  4,637
----------------------------------------------------------------------------------------------------------------------------
Total current assets ...............................       $  83,639         ($ 17,702)      $   4,073            $  70,010

Property, plant, and equipment, net ................          29,796            (5,042)                              24,754
Property, plant, and equipment under
  capital leases, net ..............................           6,013              (838)                               5,175
Deferred income taxes ..............................          14,035              (726)            700 (b)           14,009
Other assets .......................................           5,369                                                  5,369
----------------------------------------------------------------------------------------------------------------------------
Total assets .......................................       $ 138,852         ($ 24,308)      $   4,773            $ 119,317
============================================================================================================================
Liabilities and Stockholders' Equity (Deficit)
============================================================================================================================
Current liabilities
    Current portion of long-term debt ..............       $   2,989         ($  1,350)     ($   1,493) (a)       $     146
    Accounts payable ...............................          18,850            (7,704)                              11,146
    Accrued expenses ...............................          11,126            (2,540)                               8,586
----------------------------------------------------------------------------------------------------------------------------
Total current liabilities ..........................       $  32,965         ($ 11,594)     ($   1,493)           $  19,878

Long-term debt .....................................       $ 102,154         ($    789)     ($   1,334) (a)       $ 100,031
Other liabilities ..................................          14,357              (880)                              13,477

Stockholders' equity (deficit):
Common stock .......................................              85                                                     85
Paid in capital ....................................             110                                                    110
Accumulated deficit ................................         (12,874)           (8,710)          7,581  (c)         (14,003)
Other comprehensive income - foreign
    currency translation adjustment ................           2,055            (2,335)             19                 (261)
----------------------------------------------------------------------------------------------------------------------------
Total stockholders' equity (deficit) ...............       ($ 10,624)        ($ 11,045)      $   7,600            ($ 14,069)
----------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholders' equity (deficit)       $ 138,852         ($ 24,308)      $   4,773            $ 119,317
============================================================================================================================









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SHOP VAC CORPORATION AND SUBSIDIARIES

Pro Forma Consolidated Statements of Operations (unaudited)
Year ended December 31, 1997

(dollars in thousands)

============================================================================================================================
                                                          Shop Vac           European          Pro Forma           Shop Vac
                                                        Consolidated          Group           Adjustments         Pro Forma
----------------------------------------------------------------------------------------------------------------------------
Net Sales.........................................        $216,796           ($66,654)         $    0              $150,142

Cost of sales.....................................         156,817            (54,378)         $    0               102,439
----------------------------------------------------------------------------------------------------------------------------

Gross profit......................................        $ 59,979           ($12,276)         $    0              $ 47,703

Selling, general, and administrative..............          36,890            (11,542)          1,806 (d)            27,154
----------------------------------------------------------------------------------------------------------------------------

Income from operations............................        $ 23,089           ($   734)        ($1,806)             $ 20,549

Interest expense..................................          11,339               (622)           (361)(e)            10,356
Non-operating expense, net........................               1                108               0                   109
----------------------------------------------------------------------------------------------------------------------------

Income before taxes...............................        $ 11,749           ($   220)        ($1,445)             $ 10,084
Income taxes......................................         (18,588)              (286)           (578)(f)           (19,452)
----------------------------------------------------------------------------------------------------------------------------
Net income........................................        $ 30,337            $    66         ($  867)             $ 29,536
============================================================================================================================
























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SHOP VAC CORPORATION AND SUBSIDIARIES

Pro Forma Consolidated Statements of Operations (unaudited)
Three months ended March 31, 1998

(dollars in thousands)

============================================================================================================================
                                                          Shop Vac           European          Pro Forma           Shop Vac
                                                        Consolidated          Group           Adjustments         Pro Forma
------------------------------------------------------------------------------------- --------------------------------------
Net Sales.........................................         $48,677           ($12,815)           $  0              $ 35,862

Cost of sales.....................................          34,651            (10,208)           $  0                24,443
----------------------------------------------------------------------------------------------------------------------------

Gross profit......................................         $14,026           ($ 2,607)           $  0              $ 11,419

Selling, general, and administrative..............           9,848             (2,601)            138 (d)             7,385
----------------------------------------------------------------------------------------------------------------------------

Income from operations............................         $ 4,178           ($     6)          ($138)             $  4,034

Interest expense..................................           2,590                (86)            (70)(e)             2,434
Non-operating expense, net........................             (16)                45               0                    29
----------------------------------------------------------------------------------------------------------------------------

Income before taxes...............................         $ 1,604            $    35           ($ 68)             $  1,571
Income taxes......................................             829                (87)            (27)(f)               715
----------------------------------------------------------------------------------------------------------------------------
Net income........................................         $   775            $   122           ($ 41)             $    856
----------------------------------------------------------------------------------------------------------------------------
























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SHOP VAC CORPORATION AND SUBSIDIARIES

Notes to Unaudited Pro Forma Financial Statements

The Shop Vac Consolidated column in the pro forma balance sheet as of March 31, 1998 and the pro forma statements of operations for the year ended December 31, 1997 and the three months ended March 31, 1998 include the European Group's results for the full periods.

On May 28, 1998, the Registrant sold the European Group to Glen Dimplex for $7.5 million of cash. This sale is reflected in the pro forma balance sheet pro forma adjustments column as follows:

(a) The cash proceeds less transaction costs of $600,000 reduce the current portion of long-term debt by $1.5 million , long-term debt by $1.3 million and the remaining $4.1 million is retained as cash.

(b) The pro forma adjustments column also reflects an increase of $700,000 in deferred tax assets resulting from the loss on the disposition of the European Group.

(c) Retained earnings reflects an estimated loss of approximately $1.1 million (net of estimated transaction costs of $600,000 and tax benefits of $700,000) on the sale as though the disposal had occurred on March 31, 1998.

      The estimated loss of $1.1 million was computed as follows:

      (amounts in millions)

      ================================================================
      Cash proceeds...........................................   $7.5
      Less net assets sold, fees incurred, and taxes..........    8.6
      ----------------------------------------------------------------
                                                                  1.1
      ================================================================

The pro forma statements of operations pro forma adjustments column for the year ended December 31, 1997 and the three months ended March 31, 1998 reflect adjustments to interest expense related to reduction of obligations under capital leases and selling, general and administrative ("SG&A") expense related to intercompany management charges as follows:

(amounts in thousands)

=============================================================================================================
                                                                     Year ended           Three months ended
                                                                  December 31, 1997         March 31, 1998
-------------------------------------------------------------------------------------------------------------
(d)   Reversal of management charges to European Group                   $1,806                   $138
(e)   Reduction in interest expense related to capital lease
      obligations                                                           361                     70
(f)   Decrease in income taxes related to SG&A expense and
      interest expense adjustments                                          578                     27
=============================================================================================================

Interest income from investment of cash proceeds in excess of those used to reduce capital lease obligations is not reflected in the pro forma statements of operations pro forma adjustments column for the year ended December 31, 1997 and the three months ended March 31, 1998.

The pro forma statements of operations do not reflect the estimated loss on the sale or any earnings from the investment of the proceeds in excess of the amounts used to reduce capital lease obligations.

                                 EXHIBIT INDEX



EXHIBIT NO.   DESCRIPTION                                                       SEQUENTIAL PAGE NO.
2.01          Agreement between Shop Vac Corporation and Glen                   Page 10
              Dimplex dated as of April 25, 1998

2.02          Agreement between Shop Vac Corporation and Morphy                 Page 49
              Richards Appliances Limited for the sale and purchase of the whole of the issued share capital of Goblin Limited dated as of May 28, 1998

2.03          Agreement between Shop Vac Corporation and Glen                   Page 63
              Dimplex for the sale and purchase of the whole of the issued share capital of Goblin Ireland Limited dated as of May 28,
              1998.

2.04          Purchase Agreement between EIO Morphy Richards GmbH               Page 77
              and Shop Vac Vertriebs GmbH and Shop Vac Corporation for
              the sale and purchase of the assets and assumption of the
              liabilities of Shop Vac Vertriebs GmbH dated as of May 28,
              1998.

2.05          Share Purchase Agreement between Shop Vac Corporation             Page 83
              and Carmen Nederland B.V. for the sale and purchase of the whole of the issued share capital of FAM Nederland B.V.
              dated as of May 28, 1998.

2.06          Transfer of Business Agreement between Shop Vac                   Page 89
              Corporation and Goblin SARL for the sale and purchase of
              the assets and assumption of the liabilities of the French branch operation of Shop Vac Corporation dated as of May
              28, 1998.














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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              SHOP VAC CORPORATION



                                 By      / s / David A. Grill
                                   --------------------------------
                                            David A. Grill
                                          Vice President and
                                        Chief Financial Officer

Date:     June 10, 1998


























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

                                 EXHIBIT INDEX



EXHIBIT NO.   DESCRIPTION                                                       SEQUENTIAL PAGE NO.
2.01          Agreement between Shop Vac Corporation and Glen                   Page 10
              Dimplex dated as of April 25, 1998

2.02          Agreement between Shop Vac Corporation and Morphy                 Page 49
              Richards Appliances Limited for the sale and purchase of the whole of the issued share capital of Goblin Limited dated as of May 28, 1998

2.03          Agreement between Shop Vac Corporation and Glen                   Page 63
              Dimplex for the sale and purchase of the whole of the issued share capital of Goblin Ireland Limited dated as of May 28,
              1998.

2.04          Purchase Agreement between EIO Morphy Richards GmbH               Page 77
              and Shop Vac Vertriebs GmbH and Shop Vac Corporation for
              the sale and purchase of the assets and assumption of the
              liabilities of Shop Vac Vertriebs GmbH dated as of May 28,
              1998.

2.05          Share Purchase Agreement between Shop Vac Corporation             Page 83
              and Carmen Nederland B.V. for the sale and purchase of the whole of the issued share capital of FAM Nederland B.V.
              dated as of May 28, 1998.

2.06          Transfer of Business Agreement between Shop Vac                   Page 89
              Corporation and Goblin SARL for the sale and purchase of
              the assets and assumption of the liabilities of the French branch operation of Shop Vac Corporation dated as of May
              28, 1998.
